UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2009

CRESCENT BANKING COMPANY

(Exact name of registrant as specified in its charter)

Georgia	0-20251	58-1968323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Caring Way, Jasper, Georgia	30143
(Address of principal executive offices)	(Zip Code)

(678) 454-2266

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.	Entry into a Material Definitive Agreement.

Purchase Agreement

On January 29, 2009, Crescent Banking Company (the “Company”) entered into a Purchase Agreement (including the exhibits, appendices, schedules thereto, and ancillary agreements contemplated therein, the “Purchase Agreement”) with the several purchasers named therein (the “Purchasers”), pursuant to which the Purchasers agreed to purchase from the Company, subject to the satisfaction of the conditions described below, an aggregate of 27,249 shares of a newly authorized class of preferred stock designated as the Company’s “Series B Floating-Rate Cumulative Convertible Perpetual Preferred Stock,” par value $1.00 per share (the “Series B Preferred Stock”). The Purchasers will pay to the Company a purchase price per share equal to $1,000, for a total aggregate purchase price of $27,249,000 (the “Purchase Price”). Each of the Purchasers, with the exception of two new investors, presently is a member of the management team and/or the Board of Directors of the Company or its wholly owned commercial banking subsidiary, Crescent Bank and Trust Company (the “Bank”).

Following the execution of the Purchase Agreement, the Purchase Price was transmitted by the Purchasers to the Bank, as escrow agent, pursuant to a related Escrow Agreement that comprises an exhibit to the Purchase Agreement. The Purchase Price will be held by the Bank in escrow until the satisfaction or waiver of a number of conditions set forth in the Purchase Agreement, including, without limitation:

(1)	shareholder approval of the offering and sale (the “Offering”) of the Series B Preferred Stock, as required pursuant to Nasdaq Stock Market Rule 4350 and Article Six of the Company’s Articles of Incorporation;

(2)	shareholder approval of an amendment to the Company’s Articles of Incorporation to increase the number of shares of the Company’s common stock, par value $1.00 per share (the “Common Stock”), authorized thereunder; and

(3)	approval of the Company’s application to participate in the Capital Purchase Program administered by the U.S. Treasury Department under the Troubled Asset Relief Program.

In the event that these conditions are not satisfied or waived by April 30, 2009, the Purchase Agreement will terminate and the Purchase Price will be returned by the Bank to the Purchasers.

Terms of the Series B Preferred Stock

The Series B Preferred Stock will pay cumulative quarterly dividends at a floating rate equal to the prime rate, as reported by the Wall Street Journal’s bank survey, plus 3.25%. Dividends will be payable quarterly, in arrears on March 31, June 30, September 30, and December 31, commencing on June 30, 2009. The Series B Preferred Stock will be convertible into Common Stock, at the option of the Company or any of the Purchasers on or after the second anniversary of the date on which the Series B Preferred Stock is issued and sold to the Purchasers. The initial conversion price for the Series B Preferred Stock is $4.22 (the average closing price of the Common Stock as quoted on the Nasdaq Capital Market for the 20 trading days immediately preceding the date on which the Purchase Agreement was executed), subject to adjustment for stock dividends, stock splits, and similar transactions affecting the Common Stock. The Series B Preferred Stock will rank senior to the Common Stock in terms of dividend payments and distributions upon liquidation, dissolution, and winding-up of the Company and will rank pari passu with the Company’s senior preferred stock to be issued to the Treasury upon approval of its Capital Purchase Program application. The holders of the Series B Preferred Stock will vote together with the holders of Common Stock on an as-converted basis and not as a separate class, except to the extent otherwise required by law.

The terms of the Series B Preferred Stock are embodied in Articles of Amendment to the Company’s Articles of Incorporation (the “Articles of Amendment”), which has been approved by a Special Committee of the Board of Directors, and which will be filed with the Secretary of State of the State of Georgia immediately prior to the closing of the Offering of the Series B Preferred Stock, and after all conditions to such closing have been satisfied or waived. At the closing of the Offering, the Company and the Purchasers also will enter into a Registration Rights Agreement, which also comprises an exhibit to the Purchase Agreement, with respect to the registration of the shares of the Company’s Common Stock that the Purchasers will receive upon the conversion of their Series B Preferred Stock.

Pursuant to General Instruction F to the Commission’s Form 8-K, a copy of the Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”), and the information in the Purchase Agreement is incorporated into this Item 10.1 by this reference. The foregoing description of the Purchase Agreement, the Offering, and the terms of the Series B Preferred Stock, are summaries and do not purport to be complete descriptions of all of the terms thereof, and, accordingly, such summaries are qualified in their entirety by reference to the form of the Purchase Agreement attached hereto and filed herewith as Exhibit 10.1.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Please refer to the information set forth above under the caption “Item 1.01 Entry into a Material Definitive Agreement,” relating to the Series B Preferred Stock, including, without limitation, the conditions to the issuance of such securities.

Item 3.02.	Unregistered Sales of Equity Securities.

The Company is conducting the Offering of the Series B Preferred Stock to the Purchasers through a private placement in reliance upon an exemption from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 4(2) thereunder, and, in particular, the safe harbor provisions afforded by Regulation D (“Regulation D”), as promulgated thereunder. Each of the Purchasers has represented to the Company that he or she is an “accredited investor” as defined in Rule 501(a) of Regulation D.

The other information relating to the Offering and the Series B Preferred Stock, set forth under above under the caption “Item 1.01 Entry into a Material Definitive Agreement,” hereby is incorporated into this Item 3.02 by this reference.

Additional Information

In connection with the Offering, a proxy statement relating to certain of the matters discussed in this Form 8-K is expected to be filed with the Commission. When filed, copies of the proxy statement and other related documents may be obtained free of charge on the Commission’s website (www.sec.gov). THE COMPANY’S SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The Company, its directors, executive officers and certain members of management and employees may be considered “participants in the solicitation” of proxies from the Company’s shareholders in connection with certain of the matters discussed in this Form 8-K. Information regarding such persons and their interests in the Company is contained in the Company’s proxy statements and annual reports on Form 10-K filed with the Commission. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the matters discussed in this Form 8-K, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the matters discussed in this Form 8-K, which are expected to be filed with the Commission.

Cautionary Notice Regarding Forward-Looking Statements

Certain of the statements in this Report may constitute “forward-looking statements” for purposes of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. You can identify forward-looking statements through our use of words such as “may,” “could,” “should,” “would,” “believe,” “intend,” “continue,” “hopeful” and other similar words and expressions of the future. Such forward-looking statements include, without limitation, statements about: the completion of the Offering and the Company’s participation in the Capital Purchase Program.

These forward-looking statements are based upon information presently available to the Company’s management and are inherently subjective, uncertain and subject to change, due to any number of risks and uncertainties, including, without limitation, that the conditions to closing the Offering described herein and in the Purchase Agreement are not satisfied or waived and the Company is unable to close the Offering; that the Company’s Capital Purchase Program Application is not approved; and those other risks and factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 and Quarterly Report for the quarter ended March 31, 2008, June 30, 2008 and September 30, 2008 under the captions “Special Cautionary Notice Regarding Forward-Looking Statements,” “Risk Factors,” and otherwise in the Company’s reports and filings that it makes with the Securities and Exchange Commission.

You should not place undue reliance on any forward-looking statements, since those statements speak only as of the date that they are made. The Company has no obligation and does not undertake to publicly update, revise or correct any of the forward-looking statements after the date of this Report or after the respective dates on which such statements otherwise are made, whether as a result of new information, future events or otherwise, except as otherwise may be required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Purchase Agreement, dated as of January 29, 2009, by and among Crescent Banking Company and the several purchasers named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT BANKING COMPANY

By:	/s/ J. Donald Boggus, Jr.
J. Donald Boggus, Jr.
President and Chief Executive Officer

Date: February 4, 2009

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Purchase Agreement, dated as of January 29, 2009, by and among Crescent Banking Company and the several purchasers named therein.